SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2010

FRIENDLY ENERGY EXPLORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-31423	91-1832462
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
502 North Division Street Carson City, NV 89703
(Address of principal executive offices)
702-953-0411
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 24, 2010, the Company concluded that its consolidated financial statements for the year ended December 31, 2009 should no longer be relied upon.

The Board of Directors directed a review of the Company’s accounting treatment for various transactions, in particular the accounting treatment for fixed assets, stock options and, generally, the consolidated statements of cash flows.

The Company has discussed the Board’s questions with the Company’s independent public accountants.  As a result of the Board’s decision, our previously issued financial statements for the year ended December 31, 2009 should no longer be relied upon.  Due to the incomplete information known to us at this time, the Company is not able to provide further information related to its financial statements. It is expected that the Company will publish restated financial statements at the conclusion of the review.

In addition, all of our current and future filings remain subject to scrutiny by the Staff of the Securities & Exchange Commission (the "SEC").

Until we have reissued the restated results for the applicable period discussed above, investors and other users of our filings with the SEC are cautioned not to rely on our financial statements in question.

Certain statements included in Item 4.02 of this Current Report on Form 8-K, which are not historical facts, are forward-looking statements such as statements regarding all of our filings remaining subject to scrutiny by the Staff of the SEC. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this Current Report. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC; also including, but not limited to, the outcome of our review, and any comments by the SEC, and delays in filing amended reports for the affected period(s) due to our efforts to complete any potential restatement, any or all of which could cause actual results to differ from those in the forward-looking statements. The forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDLY ENERGY EXPLORATION
Date: May 24, 2010	By:	/s/ Douglas Tallant
Douglas Tallant
Chief Executive Officer & President